SCHEDULE 14A
           INFORMATION  REQUIRED  IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934
                     (Amendment No.     )

Filed by the Registrant    /x/

Filed by a Party other than the Registrant   / /

Check the appropriate box:
 / /  Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 / /  Definitive Proxy Statement
 /x/  Definitive Additional Materials
 /x/  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule
      14a-12


              INSITUFORM  TECHNOLOGIES,  INC.
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       (Name of Registrant as Specified In Its Charter)


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          (Name of Person(s) Filing Proxy Statement,
               if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /x/  No fee required.

 / /  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction
          applies:

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     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:

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     4)   Proposed maximum aggregate value of transaction:

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/ /  Fee paid previously with preliminary materials.
 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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